Supplements To the Prospectuses and Statement of Additional Information
each dated October 26, 2007
of
PARADIGM MULTI STRATEGY FUND I, LLC
And
PARADIGM FUNDS TRUST
And its following series:
Advantage Series
Adviser Series
Institutional Series
     The following information supplements the information contained under the sections “Investment Adviser” and “Fund Manager” of the Prospectus:
     On Wednesday, October 17, 2007, the Board of Managers of PARADIGM Multi Strategy Fund I, LLC (the “Portfolio”) and the Board of Trustees of PARADIGM Funds Trust (the “Trust” and, collectively with the Portfolio, the “Funds”) was informed that Provident Group Asset Management, the investment manager to the Funds, terminated the investment management agreements with the Funds. Paradigm Global Advisers, LLC (“PGA”), the current sub-adviser to the Funds, is continuing to serve in that capacity. The Boards of the Funds are considering various options concerning the appointment of an interim investment advisor, as well as the future of the Funds, and will be reporting on its recommendations in the next few weeks.
Supplement dated October 26, 2007